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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 1999


                        FRONTIER CORPORATION
      (Exact name of registrant as specified in its charter)

       New York             1-4166         16-0613330
    (State or other      (Commission      (IRS Employer
    jurisdiction of      File Number)    Identification No.)
    incorporation)


180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000

Item 5   Other Events
------   ------------

     On July 20, 1999, it was announced that the Frontier Corporation board of directors has approved a definitive agreement to sell its partnership interest in the Upstate Cellular Network (UCN) (which does business under the name Frontier Cellular), and its related cellular holdings, to the other major UCN partner, Bell Atlantic Mobille.

     As permitted by General Instruction F to Form 8-K, the
Registrant incorporates by reference the information contained in the press release which is filed as an Exhibit to this Report on Form 8-K.


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                           SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                              Frontier Corporation
                                  (Registrant)


                                    /s/ Barbara J. LaVerdi
Dated: July 21, 1999          By:_____________________________
                                   Barbara J. LaVerdi
                                   Assistant Secretary


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                            EXHIBIT INDEX


Exhibit
Number         Description
-------        ------------------
  99           Press release announcing      Filed herewith
               approval of definitive
               agreement to sell partnership
               interest in Upstate Cellular
               Network to Bell Atlantic
               Mobile.